UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): October 2, 2005
Dex Media, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-32249 (Commission File Number)	14-1855759 (IRS Employer Identification No.)

198 Inverness Drive West, Englewood, Colorado (Address of principal executive offices)	80112 (Zip Code)
(303) 784-2900
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 9.01 Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
Letter Agreement with George Burnett
Letter Agreement with Marilyn Neal
Letter Agreement with Scott Pomeroy
Form of Letter Agreement with each of its Senior Vice Presidents
Form of Letter Agreement with each of its Vice Presidents

Item 1.01 Entry into a Material Definitive Agreement.
     (a) This Amendment No. 1 to the Current Report on Form 8-K of Dex Media, Inc. (the “Company”) is being filed to correct a typographical error regarding the terms of each of the letter agreements (collectively, the “Letter Agreements”) entered into by the Company with each of George Burnett, Marilyn Neal, Scott Pomeroy, its Senior Vice Presidents and its Vice Presidents (each, an “Executive”) that was set forth in Items 1.01(b), (c), (d), (e) and (f) of the Current Report on Form 8-K filed on October 6, 2005 (the “Prior Form 8-K”). As reported on the Prior Form 8-K, pursuant to each of the Letter Agreements, certain stock options held by each Executive will, subject to the consummation of the transactions (the “Merger”) contemplated by that certain Agreement and Plan of Merger (the “Merger Agreement”) dated October 3, 2005, by and among the Company, R.H. Donnelley Corporation (“RHD”) and Forward Acquisition Corp., expire on the first to occur of (A) the tenth anniversary of the stock option’s grant date, (B) the first anniversary of the Executive’s termination of employment due to death or disability or (C) the 15th day of the third month following the date of termination of employment for any reason other than death or disability (or December 31 of the calendar year in which the 90th day following such termination of employment occurs, if later). However, the Prior Form 8-K should have stated that each such stock option held by an Executive would expire on the first to occur of (A) the tenth anniversary of the stock option’s grant date, (B) the first anniversary of such Executive’s termination of employment due to death or disability or (C) the 15th day of the third month following the date at which, or December 31 of the calendar year in which, the stock option would otherwise have expired if the stock option had not been extended, based on the terms of the stock option at the stock option’s grant date. The correct terms are reflected in Items 1.01(b), (c), (d), (e) and (f) set forth below. This Amendment No. 1 to the Current Report on Form 8-K also amends the Prior Form 8-K by attaching, as Exhibits 10.2, 10.3, 10.4, 10.5, and 10.6, respectively: (i) the Letter Agreement dated October 2, 2005, by and between Dex Media, Inc. and George Burnett; (ii) the Letter Agreement dated October 2, 2005, by and between Dex Media, Inc. and Marilyn Neal; (iii) the Letter Agreement dated October 2, 2005, by and between Dex Media, Inc. and Scott Pomeroy (which has also been amended to clarify that the date at which Mr. Pomeroy will assume his position as Executive Vice President and Chief Financial Officer is October 5, 2005 and not October 5, 2004, and that the date of the award of restricted shares is October 5, 2005); (iv) the Form of Letter Agreement dated October 2, 2005, by and between Dex Media, Inc. and each of its Senior Vice Presidents; (v) and the Form of Letter Agreement dated October 2, 2005, by and between Dex Media, Inc. and each of its Vice Presidents. Such Exhibits correct the same typographical error in the Letter Agreements filed as Exhibits to the Prior Form 8-K as appeared in Item 1.01 of the Prior Form 8-K. The attached Exhibits 10.2, 10.3, 10.4, 10.5 and 10.6 supercede and replace entirely the previously filed Exhibits 10.2, 10.3, 10.4, 10.5 and 10.6.
     (b) On October 2, 2005, the Company entered into a letter agreement (the “Burnett Letter Agreement”) with George Burnett, the Company’s President and Chief Executive Officer, which amended Mr. Burnett’s amended and restated employment agreement and stock option agreements. The Burnett Letter Agreement will be effective immediately prior to the Effective Time (as that term is defined in the Merger Agreement). In the event the Merger is not consummated, the Burnett Letter Agreement will be void ab initio. The Burnett Letter Agreement provides that: (i) if, at any time prior to the fourth anniversary of the Effective Time, Mr. Burnett’s employment with the Company (which, for purposes of the Burnett Letter Agreement, includes any successor to Dex Media, Inc.) is terminated for any reason or he ceases for any reason to continue in the position of Chairman of the Board of RHD, subject to Mr. Burnett’s execution of a general release of claims against the Company, the Company will (a) pay Mr. Burnett a lump sum cash amount equal to 1.5 times his then-current annual base salary (which shall not be less than $475,000) plus his then-current target annual bonus (which shall not be less than 75% of his annual base salary) and (b) allow Mr. Burnett to be eligible to continue to receive health and welfare benefits from the Company for three years following the termination of his employment (for which Mr. Burnett will pay all premiums); (ii) all of Mr. Burnett’s stock options will become fully vested and exercisable immediately prior to the Effective Time, subject to the consummation of the Merger; (iii) each of Mr. Burnett’s stock options outstanding immediately prior to the Effective Time will be converted into fully vested RHD options with an economic value that is substantially identical to the value of Mr. Burnett’s outstanding stock options immediately prior to the Effective Time; (iv) each stock option shall expire on the first to occur of (A) the tenth anniversary of the option’s grant date, (B) the first anniversary of Mr. Burnett’s termination of employment due to death or disability or (C) the 15th day of the third month following the date at which, or December 31 of the calendar year in which, the stock option would otherwise have expired if the stock option had not been extended, based on the terms of the stock option at the stock option’s grant date; (v) as of the Effective Time, the Company shall assign, and RHD shall assume, all rights and obligations under the Burnett Letter Agreement; and (vi) if it is determined that any payment or benefit provided to Mr. Burnett under the Burnett Letter Agreement would be subject to the excise tax imposed by Section 4999 of the Code, then the Company will pay to Mr. Burnett an additional payment in an amount such that, after payment by Mr. Burnett of all taxes (including any excise tax), Mr. Burnett retains an amount equal to such excise tax. A copy of the Burnett Letter Agreement is filed with this report as Exhibit 10.2 and is incorporated herein by this reference.
     (c) On October 2, 2005, the Company entered into a letter agreement (the “Neal Letter Agreement”) with Marilyn Neal, the Company’s Executive Vice President and Chief Operating Officer, which amended Ms. Neal’s amended and restated employment agreement and stock option agreements. The Neal Letter Agreement provides that: (i) effective January 1, 2006, Ms. Neal will be available to work on such schedule as shall be reasonably agreed upon by the Company and Ms. Neal; (ii) the Company will pay or reimburse Ms. Neal for her reasonable relocation and home sale expenses incurred in connection with her relocation from the Denver metropolitan area to Florida (up to a maximum of $250,000) (and, if Ms. Neal is unable to sell her Colorado residence by the earlier of the Effective Time or April 1, 2006, she will instead receive a lump sum payment of $250,000); (iii) if Ms. Neal’s employment with the Company (which, for purposes of the Neal Letter Agreement, includes any successor to Dex Media, Inc.) is terminated by the Company without Cause, by Ms. Neal for Good Reason (as those terms are defined in Ms. Neal’s amended and restated employment agreement) or by Ms. Neal for any other reason, then, subject to Ms. Neal’s execution of a general release of claims against the Company, the Company will (a) pay Ms. Neal a lump sum cash amount equal to 1.5 times her then-current annual base salary (which shall not be less than $325,000) plus her then-current target annual bonus (which shall not be less than 75% of her annual base salary), (b) pay to Ms. Neal a pro rata portion of her target annual bonus for the year of termination, (c) allow Ms. Neal to be eligible to continue to receive health and welfare benefits from the Company for three years following the termination of her employment (for which Ms. Neal will pay all premiums); (iv) all of Ms. Neal’s stock options will become fully vested and exercisable as of the date of the termination of her employment, provided, however, that (X) all of Ms. Neal’s stock options will become fully vested and exercisable immediately prior to the Effective Time, subject to the consummation of the Merger, and (Y) Ms. Neal’s stock options outstanding immediately prior to the Effective Time will be converted into fully vested RHD options with an economic value that is substantially identical to the value of Ms. Neal’s outstanding stock options immediately prior to the Effective Time; (v) each stock option shall expire on the first to occur of (A) the tenth anniversary of the option’s grant date, (B) the first anniversary of Ms. Neal’s termination of employment due to death or disability or (C) the 15th day of the third month following the date at which, or December 31 of the calendar year in which, the stock option would otherwise have expired if the stock option had not been extended based on the terms of the stock option at the stock option’s grant date; (vi) as of the Effective Time, the Company shall assign, and RHD shall assume, all rights and obligations under the Neal Letter Agreement; and (vii) if it is determined that any payment or benefit provided to Ms. Neal under the Neal Letter Agreement would be subject to the excise tax imposed by Section 4999 of the Code, then the Company will pay to Ms. Neal an additional payment in an amount such that, after payment by Ms. Neal of all taxes (including any excise tax), Ms. Neal retains an amount equal to such excise tax. A copy of the Neal Letter Agreement is filed with this report as Exhibit 10.3 and is incorporated herein by this reference.
     (d) On October 2, 2005, the Company entered into a letter agreement (the “Pomeroy Letter Agreement”) with Scott Pomeroy, then the Company’s Senior Vice President — Finance, which amended Mr. Pomeroy’s amended and restated employment agreement and stock option agreements. The Pomeroy Letter Agreement provides that, effective October 5, 2005: (i) Mr. Pomeroy will assume the position of Executive Vice President and Chief Financial Officer of the Company; (ii) the term of Mr. Pomeroy’s amended and restated employment agreement will be extended through October 2, 2008; (iii) Mr. Pomeroy’s base salary will be $275,000 and his annual target bonus will be 75% of his annual base salary and (iv) 26,000 restricted shares of the Company’s common stock will be awarded to Mr. Pomeroy pursuant to the Company’s 2004 Incentive Award Plan. The Pomeroy Letter Agreement also provides that, effective immediately prior to the consummation of the Merger: (i) if Mr. Pomeroy’s employment with the Company (which, for purposes of the Pomeroy Letter Agreement, includes any successor to Dex Media, Inc.) is terminated by the Company without Cause (as that term is defined in Mr. Pomeroy’s amended and restated employment agreement) or by Mr. Pomeroy for Good Reason (as that term is defined in the Pomeroy Letter Agreement), then, subject to Mr. Pomeroy’s execution of a general release of claims against the Company, the Company will (a) pay Mr. Pomeroy a lump sum cash amount equal to 2 times his then-current annual base salary plus his then-current target annual bonus and (b) allow Mr. Pomeroy to be eligible to continue to receive health and welfare benefits from the Company for three years following the termination of his employment (for which Mr. Pomeroy will pay all premiums); (ii) those of Mr. Pomeroy’s stock options that are scheduled to vest automatically on December 31, 2005 will vest on such date; (iii) those of Mr. Pomeroy’s stock options that are scheduled to vest based on the Company’s achievement of its 2005 EBITDA targets will vest at the same time and to the same extent as applicable to the Company’s senior executive officers; provided, however, that if any such stock options remain unvested immediately prior to the Effective Time, such stock options will vest and become fully exercisable immediately prior to the Effective Time, subject to the consummation of the Merger; (iv) those of Mr. Pomeroy’s stock options that are scheduled to vest with respect to the year ending December 31, 2006 will vest and become fully exercisable immediately prior to the Effective Time, subject to the consummation of the Merger; (v) all Mr. Pomeroy’s stock options that are scheduled to vest with respect to the year ending December 31, 2007 (the “2007 Options”) will be converted to time-vesting options and will become fully exercisable on December 31, 2007; provided, however, that if, on or prior to the second anniversary of the Effective Time, his employment is terminated by the Company without Cause or by Mr. Pomeroy for Good Reason, the 2007 Options will become fully vested and exercisable as of the date of termination; (vi) each stock option shall expire on the first to occur of (A) the tenth anniversary of the option’s grant date, (B) the first anniversary of Mr. Pomeroy’s termination of employment due to death or disability or (C) the 15th day of the third month following the date at which, or December 31 of the calendar year in which, the stock option would otherwise have expired if the stock option had not been extended based on the terms of the stock option at the stock option’s grant date;

(vii) all shares of restricted stock held by Mr. Pomeroy will vest immediately prior to the Effective Time; (viii) as of the Effective Time, the Company shall assign, and RHD shall assume, all rights and obligations under the Pomeroy Letter Agreement; and (ix) if it is determined that any payment or benefit provided to Mr. Pomeroy under the Pomeroy Letter Agreement would be subject to the excise tax imposed by Section 4999 of the Code, then the Company will pay to Mr. Pomeroy an additional payment in an amount such that, after payment by Mr. Pomeroy of all taxes (including any excise tax), Mr. Pomeroy retains an amount equal to such excise tax. In the event the Merger is not consummated, the provisions of the Pomeroy Letter Agreement described in the preceding sentence will be void ab initio. A copy of the Pomeroy Letter Agreement is filed with this report as Exhibit 10.4 and is incorporated herein by this reference.
     (e) On October 2, 2005, the Company and each of its Senior Vice Presidents (Linda Martin, Margaret Le Beau, Scott Bontempo, Kristine Shaw, Frank Eichler, Francis Barker and Helen Cousins, each being hereinafter referred to as an “SVP”) entered into a letter agreement (each, an “SVP Letter Agreement”) which amended each such SVP’s amended and restated employment agreement and stock option agreements. The SVP Letter Agreements will be effective immediately prior to the consummation of the Merger. In the event the Merger is not consummated, the SVP Letter Agreements will be void ab initio. Each SVP Letter Agreement provides that: (i) if the SVP’s employment with the Company (which, for purposes of each SVP Letter Agreement, includes any successor to Dex Media, Inc.) is terminated by the Company without Cause (as that term is defined in the SVP’s amended and restated employment agreement) or by the SVP for Good Reason (as that term is defined in the SVP Letter Agreement), then, subject to the SVP’s execution of a general release of claims against the Company, the Company will (a) pay the SVP a lump sum cash amount equal to 2 times his or her then-current annual base salary plus his or her then-current target annual bonus and (b) allow the SVP to be eligible to continue to receive health and welfare benefits from the Company for three years following the termination of his or her employment (for which the SVP will pay all premiums); (ii) those of the SVP’s stock options that are scheduled to vest automatically on December 31, 2005 will vest on such date; (iii) those of the SVP’s stock options that are scheduled to vest based on the Company’s achievement of its 2005 EBITDA targets will vest at the same time and to the same extent as applicable to the Company’s senior executive officers; provided, however, that if any such stock options remain unvested immediately prior to the Effective Time, such stock options will vest and become fully exercisable immediately prior to the Effective Time, subject to the consummation of the Merger; (iv) those of the SVP’s stock options that are scheduled to vest with respect to the year ending December 31, 2006 will vest and become fully exercisable immediately prior to the Effective Time, subject to the consummation of the Merger; (v) all the SVP’s stock options that are scheduled to vest with respect to the year ending December 31, 2007 (the “SVP 2007 Options”) will be converted to time-vesting options and will become fully exercisable on December 31, 2007; provided, however, that if, on or prior to the second anniversary of the Effective Time, the SVP’s employment is terminated by the Company without Cause or by the SVP for Good Reason, the SVP 2007 Options will become fully vested and exercisable as of the date of termination; (vi) all the SVP’s stock options that are scheduled to vest with respect to the year ending December 31, 2008 (the “SVP 2008 Options”) will be converted to time-vesting options and will become fully exercisable on December 31, 2008; provided, however, that if, on or prior to the second anniversary of the Effective Time, the SVP’s employment is terminated by the Company without Cause or by the SVP for Good Reason, the SVP 2008 Options will become fully vested and exercisable as of the date of termination; (vii) each stock option shall expire on the first to occur of (A) the first anniversary of the option’s grant date, (B) the tenth anniversary of the SVP’s termination of employment due to death or disability or (C) the 15th day of the third month following the date at which, or December 31 of the calendar year in which, the stock option would otherwise have expired if the stock option had not been extended, based on the terms of the stock option at the stock option’s grant date; (viii) as of the Effective Time, the

Company shall assign, and RHD shall assume, all rights and obligations under each SVP Letter Agreement; and (ix) if it is determined that any payment or benefit provided to an SVP under his or her SVP Letter Agreement would be subject to the excise tax imposed by Section 4999 of the Code, then the Company will pay to such SVP an additional payment in an amount such that, after payment by such SVP of all taxes (including any excise tax), such SVP retains an amount equal to such excise tax. A copy of the form of SVP Letter Agreement is filed with this report as Exhibit 10.5 and is incorporated herein by this reference.
     (f) On October 2, 2005, the Company and each of its Vice Presidents (Robert Houston, Michael Mansbridge, John Fischer, Cathy Crump, Tony Basile, Simon Greenman, Mark van Duren and John Meyer, each being hereinafter referred to as a “VP”) entered into a letter agreement (each, a “VP Letter Agreement”) which amended each such VP’s amended and restated employment agreement and stock option agreement(s). The VP Letter Agreements will be effective immediately prior to the consummation of the Merger. In the event the Merger is not consummated, the VP Letter Agreements will be void ab initio. Each VP Letter Agreement provides that, effective immediately prior to the consummation of the Merger: (i) if the VP’s employment with the Company (which, for purposes of each VP Letter Agreement includes any successor to Dex Media, Inc.) is terminated by the Company without Cause (as that term is defined in the VP’s amended and restated employment agreement) or by the VP for Good Reason (as that term is defined in the VP Letter Agreement), then, subject to the VP’s execution of a general release of claims against the Company, the Company will (a) pay the VP a lump sum cash amount equal to his or her then-current annual base salary plus his or her then-current target annual bonus and (b) allow the VP to be eligible to continue to receive health and welfare benefits from the Company for three years following the termination of his or her employment (for which the VP will pay all premiums); (ii) those of the VP’s stock options that are scheduled to vest automatically on December 31, 2005 will vest on such date; (iii) those of the VP’s stock options that are scheduled to vest based on the Company’s achievement of its 2005 EBITDA targets will vest at the same time and to the same extent as applicable to the Company’s senior executive officers; provided, however, that if any such stock options remain unvested immediately prior to the Effective Time, such stock options will vest and become fully exercisable immediately prior to the Effective Time, subject to the consummation of the Merger; (iv) those of the VP’s stock options that are scheduled to vest with respect to the year ending December 31, 2006 will vest and become fully exercisable immediately prior to the Effective Time, subject to the consummation of the Merger; (v) all the VP’s stock options that are scheduled to vest with respect to the year ending December 31, 2007 (the “VP 2007 Options”) will be converted to time-vesting options and will become fully exercisable on December 31, 2007; provided, however, that if, on or prior to the second anniversary of the Effective Time, the VP’s employment is terminated by the Company without Cause or by the VP for Good Reason, the VP 2007 Options will become fully vested and exercisable as of the date of termination; (vi) all the VP’s stock options that are scheduled to vest with respect to the year ending December 31, 2008 (the “VP 2008 Options”) will be converted to time-vesting options and will become fully exercisable on December 31, 2008; provided, however, that if, on or prior to the second anniversary of the Effective Time, the VP’s employment is terminated by the Company without Cause or by the VP for Good Reason, the VP 2008 Options will become fully vested and exercisable as of the date of termination; (vii) each stock option shall expire on the first to occur of (A) the tenth anniversary of the option’s grant date, (B) the first anniversary of the VP’s termination of employment due to death or disability or (C) the 15th day of the third month following the date at which, or December 31 of the calendar year in which, the stock option would otherwise have expired if the stock option had not been extended, based on the terms of the stock option at the stock option’s grant date; (viii) as of the Effective Time, the Company shall assign, and RHD shall assume, all rights and obligations under each VP Letter Agreement; and (ix) if it is determined that any payment or benefit provided to a VP under the his or her VP Letter Agreement would be subject to the excise tax imposed by Section 4999 of the Code, then the Company will pay to such VP an additional payment in an amount such that, after payment by such VP of all taxes (including any excise tax), such VP retains an amount equal to such excise tax. A copy of the form of VP Letter Agreement is filed with this report as Exhibit 10.6 and is incorporated herein by this reference.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits.

Exhibit No.	Description
10.2	Letter Agreement dated October 2, 2005, by and between Dex Media, Inc. and George Burnett.
10.3	Letter Agreement dated October 2, 2005, by and between Dex Media, Inc. and Marilyn Neal.
10.4	Letter Agreement dated October 2, 2005, by and between Dex Media, Inc. and Scott Pomeroy.

Exhibit No.	Description
10.5	Form of Letter Agreement dated October 2, 2005, by and between Dex Media, Inc. and each of its Senior Vice Presidents.
10.6	Form of Letter Agreement dated October 2, 2005, by and between Dex Media, Inc. and each of its Vice Presidents.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEX MEDIA, INC.
Date: October 18, 2005	By:	/s/ FRANK M. EICHLER
		Name:	Frank M. Eichler
		Title:	Senior Vice President, General Counsel

EXHIBIT INDEX

Exhibit No.	Description
10.2	Letter Agreement dated October 2, 2005, by and between Dex Media, Inc. and George Burnett.
10.3	Letter Agreement dated October 2, 2005, by and between Dex Media, Inc. and Marilyn Neal.
10.4	Letter Agreement dated October 2, 2005, by and between Dex Media, Inc. and Scott Pomeroy.
10.5	Form of Letter Agreement dated October 2, 2005, by and between Dex Media, Inc. and each of its Senior Vice Presidents.
10.6	Form of Letter Agreement dated October 2, 2005, by and between Dex Media, Inc. and each of its Vice Presidents.

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